OPTION AGREEMENT

dated as of ~~July~~ ___, 2008

by and among

GRYPHON GOLD CORPORATION, a Nevada corporation

and

GERALD W. BAUGHMAN, an individual

FABIOLA BAUGHMAN, an individual

with respect to the
5% Convertible Note due March 30, 2010

OPTION AGREEMENT

This OPTION AGREEMENT ("Agreement"), dated as of **July ___, 2008** (the "Effective Date"), is made and entered into by and among Gryphon Gold Corporation, a Nevada corporation ("Company"); Gerald W. Baughman, an individual, and Fabiola Baughman, an individual, and together with Gerald W. Baughman, husband and wife (jointly, the "Debtholders" and individually, a "Debtholder"); and Nevada Eagle Resources LLC, a Nevada limited liability company, as guarantor ("Nevada Eagle").

WHEREAS, the Company issued the Debtholders a 5% Convertible Note, due March 30, 2010, dated August 21, 2007 (Certificate No. CN2007-001), in the principal amount of five million dollars and no cents ($5,000,000)(the "Convertible Note") as partial consideration in connection with the purchase of all of the outstanding common limited liability company interests of Nevada Eagle Resources under the terms of a Membership Interest Purchase Agreement dated July 4, 2007 (the "Purchase Agreement");

WHEREAS, the Convertible Note is currently convertible into shares of common stock of the Company at $1.00 per share, escalating to $1.25 per share after the first anniversary, escalating to $1.50 after the second anniversary and escalating to $1.75 if converted on March 30, 2010 (the "Conversion Price");

WHEREAS, the Company and the Debtholders have determined that it is in the best interests of the Company, its shareholders and the Debtholders to reduce debt from the Company's balance sheet in order to facilitate future financing and corporate opportunities;

WHEREAS, Gerald W. Baughman has knowledge of the Company's financial and business condition and its strategic plans and the Debtholders have agreed to grant the Company the option to convert a portion of the principal of the Convertible Note into shares of common stock of the Company and to amend the terms of the Convertible Note under the terms of this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. OPTION

1.1. The Company agrees to pay to the Debtholders thirty-five thousand dollars ($35,000) in cash as consideration for entering into this Agreement and granting the Option (described in Section 1.2). The initial term of the Option shall be one year, commencing on the Effective Date, and may be extended by the Company for an additional six (6) month term exercisable upon (a) written notice delivered prior to the expiration of the initial term and (b) payment of an extension fee of thirty-five thousand dollars ($35,000) in cash.

1.2. The Debtholders hereby grant the Company the option (the "Option"), exercisable upon satisfaction of the Exercise Conditions (as defined in Section 1.3) to:

(a) convert two million five hundred thousand dollars ($2,500,000) of the principal of the Convertible Note as follows:

(i) five hundred thousand dollars ($500,000) paid in cash; and

(ii) two million dollars ($2,000,000) paid by issuing 4,000,000 shares of common stock of the Company at a deemed value of $0.50 per share (the "Shares").

(b) amend the Convertible Note with the remaining principal amount of two million five hundred thousand dollars ($2,500,000) as follows:

(i) extend the due date to March 30, 2012;

(ii) amend Section 3.2 of the Convertible Note to reduce the Conversion Price of the Convertible Note as followings:

Period	Conversion Price
Through First Anniversary of Option Exercise	$0.70 per share
Through Second Anniversary of Option Exercise	$0.80 per share
Through Third Anniversary of Option Exercise	$0.90 per share
Through March 30, 2012	$1.00 per share

(iii) amend the Convertible Note to provide for the mandatory conversion of 100% of the principal amount of the Convertible Note if: (i) at any time following exercise of the Option the closing bid price of the shares of common stock of the Company as quoted by Bloomberg L.P. (the "Closing Bid Price") has averaged at or above 200% of the Conversion Price then in effect for a period of ninety (90) consecutive calendar days and (ii) the average trading volume of shares of common stock of the Company is at least 75,000 shares per day during such ninety (90) consecutive calendar day period;

(iv) to the extent necessary to facilitate the resale of shares of common stock issuable under the Option or the Convertible Note without hold periods or volume limitations, the Company shall undertake to use commercially reasonable efforts to (i) include any additional shares issuable pursuant to the exercise of the Option in a new registration under the Securities Act of 1933, as amended, or (ii) amend the existing registration statement filed for the benefit of the Debtholders;

(v) amend the Convertible Note to amend Section 2.1(f) as follows:

> "in the event that the Maker sells, conveys or otherwise disposes of all or substantially all of its assets in a transaction or series of transactions."

(vi) Nevada Eagle shall guarantee the obligations under the Convertible Note and grant a first priority security interest in the properties set forth on Schedule A attached hereto to secure repayment of the Convertible Note, evidenced by a deed of trust and assignment of rents in a form reasonably satisfactory to the Debtholders, Nevada Eagle and the Company and governed by the laws of the State of Nevada.

The amendments to the Convertible Note shall be evidenced by an amended and restated note instrument delivered to the Debtholders upon surrender of the original Convertible Note.

1.3. The Option may be exercised only upon satisfaction by the Company or waiver by the Debtholders of the following conditions (the "Exercise Conditions"):

(a) the Company entering into an option agreement with the Borealis Partners (Richard J. Cavell TTTEE F/T Richard J. Cavell Trust, Hardrock Mining Company and John W. Whitney) to amend the Borealis Mining Lease, dated as of January 24, 1997, as amended on February 24, 1997 to cap the Net Smelter Royalty at 5% or less; and

(b) the Company (i) closing a transaction to merge with another entity, under which such entity acquires more than 50% of the Company's issued and outstanding voting equity or all or substantially all of the assets of the Company or (ii) the closing of one or more financings required for the development and construction of an oxide mine on terms acceptable to the Company.

1.4. Upon exercise of the Option, the Company and Debtholders agree that:

(a) the limitations set forth in Section 3.4 of the Convertible Note shall be waived; and

(b) the Non-Competition Agreement dated on or about August 27, 2007, between the Company and Gerald W. Baughman shall be terminated upon (i) the Option being exercise and (ii) the Company accepting a letter of intent, term sheet or agreement to merge with another company or entity.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1. Debtholders Representations and Warranties. Each of the Debtholders makes the following representations and warranties to the Company:

(a) The Convertible Note is owned by the Debtholders, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever. Each Debtholder has not pledged, assigned, transferred or sold the Convertible Note and has full authority to convert

and exchange the Convertible Note in accordance with the terms of this Agreement.

(b) Each Debtholder has the capacity to enter into and to execute this Agreement and this Agreement constitutes a legal, valid and binding obligation of each Debtholder enforceable against each Debtholder in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors rights or general principles of equity. Upon payment of the Shares and the Accrued Interest, the Company's obligations under the Convertible Note shall be satisfied in full and the Convertible Note cancelled.

(c) Each Debtholder has obtained, to the extent the Debtholder deems necessary, the Debtholder's own personal, professional advice with respect to this Agreement. Specifically, each Debtholder understands and agrees that there may be material tax consequences to the Debtholder of an acquisition or disposition of the Shares. Neither the Company nor any of its advisors gives any opinion and makes no representation with respect to the tax consequences to the Debtholder under United States, state, local or foreign tax law of the Debtholder's acquisition or disposition of the Shares.

2.2. Company Representations and Warranties. The Company makes the following representations and warranties to the Debtholders:

(a) The execution and delivery by the Company of this Agreement, and the performance by the Company of its obligations hereunder, have been duly and validly authorized by the Board of Directors of the Company, no other corporate action on the part of the Company or its stockholders being necessary.

(b) This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or general principles of equity.

3. GENERAL

3.1 For the purposes of this Agreement, time is of the essence. The parties hereto will sign and deliver all further documents and instruments and do all things that may, either before or after the signing of this Agreement, be reasonably required to carry out the full intent and meaning of this Agreement.

3.2 This Agreement may not be assigned by either party hereto.

3.3 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed will be deemed to be an original, and all counterparts together will constitute one and the same instrument. A copy of this Agreement

transmitted by facsimile will be treated and relied on for all purposes by any person as an originally signed copy.

3.4 This Agreement is governed by the law of the State of Nevada, without giving effect to principles of conflicts of law thereof.

3.5 All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or sent by nationally recognized overnight courier for next Business Day delivery to the parties at the addresses or facsimile numbers set forth below each parties name.

[Signatures on Following Page]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

Gerald W. Baughman

Fabiola Baughman

Address:

Gerald W. Baughman
Fabiola Baughman
P.O. Box 18127
Reno, NV 89511

Facsimile No.: 775-849-0692

GRYPHON GOLD CORPORATION	NEVADA EAGLE RESOURCES LLC
By:	By:
Name: John Key	Name: John Key
Title: CEO	Title: Managing Member
Address:	Address:
Gryphon Gold Corporation 810-1130 West Pender Street Vancouver, British Columbia Canada V6E 2A4 Facsimile No.: 604-608-3262 Attn: Michael Longinotti	Nevada Eagle Resources LLC c/o Gryphon Gold Corporation 810-1130 West Pender Street Vancouver, British Columbia Canada V6E 2A4 Facsimile No.: 604-608-3262 Attn: Michael Longinotti

Descriptions of Property of Interests

Property: Velvet Mining District, Pershing County, Nevada

Claim Name	Serial Number
NVPE VL-1	NMC 821393
NVPE VL-2	NMC 821394
NVPE VL-3	NMC 821395
NVPE VL-7	NMC 821396
MAGMATIC GOLD NO 1	NMC 821397
VELVET NO 6	NMC 821398
MAGMANTIC GOLD	NMC 821399
VELVET NO 5	NMC 821400
VELVET NO 1	NMC 821401
VELVET NO 4	NMC 821402
VELVET NO 2	NMC 821403
VVELVET NO 3	NMC 821404
VEL 7	NMC 821405
VEL 8	NMC 821406

Property: Troy, Nye County, Nevada

Claim Name	Serial Number	County Document
Troy-1	NMC 573827	246542
Troy-2	NMC 843747	555971
Troy-3	NMC 843748	555972
Troy-4	NMC 843749	555973
Troy-5	NMC 573831	246546
Troy-9	NMC 845550	561204
Troy-10	NMC 843750	555974
Troy-11	NMC 843751	555975
Troy-12	NMC 845551	561205
Troy-13	NMC 845552	561206

Property: Red Rock Project, Esmeralda County, Nevada

Claim Number	County Document no	NMC No
D-15	96812, 13969 (amended)	288728
D-16	96813, 139640 (amended)	288729
D-17	96814	288730
D-18	96815	288731
D-29	96826	288742
D-59	96855	288771
D #74	122201	517952

D#75	122202	517953
D#76	122203	517945
D#77	122204	517955
D#78	122205	517956
D#79	122206	517957
D#80	122207	517958
D#81	122208	517959
D#106	122233, 139741 (amended)	517984
D#108	122235, 139742 (amended)	517986
D#110	122237, 139743 (amended)	517988
D#111	122238, 139744 (amended)	517989
D#112	122239	517990
D#113	122240, 139745 (amended)	517991
D#114	122241	517992
D#115	122242	517993
D#116	122243	517994
D#117	122244	517995
D#134	122261	518012
D#135	122262	518013
D#136	122263	518014
D#137	122264	518015
Curran No. 1	139618	672280
Curran No. 2	139619	672281
Vic 17	150158	788163
Vic 18	150159	788164
Vic 19	150160	788165
Vic 20	150161	788166
Vic 21	150162	788167
Vic 22	150163	788168
Vic 33	150174	788179
Vic 34	150175	788180
Vic 35	150176	788181
Vic 36	150177	788182
Vic 37	150178	788183
Vic 38	150179	788184
Vic 39	150180	788185
Vic 40	150181	788186
Vic 42	150183	788187
Vic 51	150192	788197
Vic 56	150197	788202
Vic 57	150198	788203
Vic 58	150199	788204
Vic 59	150200	788205
Vic 60	150201	788206
Vic 61	150202	788207

Vic 62	150203	788208
Vic 64	150205	788210
Vic 65	150206	788211
Vic 66	150207	788212
Vic 70	150211	788216
Vic 71	150212	788217
Vic 72	150213	788218
Vic 73	150214	788219
Vic 74	150215	788220
Vic 75	150216	788221
Vic 76	150217	788222
Vic 77	150218	788223
Vic 78	150219	788224
Vic 79	150220	788225
Vic 80	150221	788226
Vic 81	150222	788227
Vic 82	150695	792941
Vic 83	150696	790942
Vic 84	150697	790943
Vic 85	150698	790944
Vic 86	150699	790945
Vic 87	150700	790946
Vic 88	150701	790947
Vic 89	150702	790948
Vic 90	150703	790949
Vic 91	150704	790950
Vic 92	150705	790951
Vic 93	150706	790952
Vic 94	150707	790953
Vic 95	150708	790945
Vic 96	150709	790955
Vic 97	150710	790956
Vic 98	150711	790957
Vic 99	150712	790958
Vic 100	150713	790959
Vic 101	150714	790960
Vic 102	150715	790961
Vic 103	150716	790962
Vic 104	150717	790963
Vic 105	150718	790964
Vic 106	150719	790965
Vic 107	150720	790966
Vic 108	150721	790967
Vic 109	150722	790968
Vic 110	150723	790969

Vic 111	150724	790970
Vic 112	150725	790971
Vic 113	150726	790972
Vic 114	150727	790973
Vic 115	150728	790974
Vic 116	150729	790975
Vic 117	150730	790976
Vic 118	150731	790977
Vic 119	150732	790978
Vic 63	150837	791159
Vic 67	150838	791600
Vic 68	150839	791601
Vic 69	150840	791602
Vic 120	150841	791603
Vic 121	150842	791604
Vic 122	150843	791605
Vic 123	150844	791606
Vic 125	150846	791608
Vic 127	150848	791610
Vic 129	150850	791612
Vic 131	150852	791614
Vic 145	150866	791628
Vic 146	150867	791629
Vic 147	150868	791630
Vic 148	150869	791631
Vic 149	150870	791632
Vic 150	150871	791633
Vic 165	150886	791648
Vic 166	150887	791649
Vic 167	150888	791650
Vic 168	150889	791651
Vic 169	150890	791652
Vic 170	150891	791653
Vic 171	150892	791654
Vic 172	150893	791655
Vic 174	150895	791657
Vic 176	150897	791659
Vic 178	150899	791661
Vic 187	150908	791670
Vic 188	150909	791671
Vic 189	150910	791672
Vic 190	150911	791673
Vic 191	150912	791674

Property: Golden Arrow, Nye County, Nevada

Claim Names	County Document No	BLM No
Hidden Hill 34		825234
Sunrise 1-18	540889-540906	831053-831070
Sunrise 25-42	540904-540924	831071-831088
Sunrise 49-66	540925-540942	831089-831106
Sunrise 98-99	540943-540944	831107-831108
Sunrise 108-111	540945-540948	831109-831112
Sunrise 128-133	540949-540954	831113-831118
Gaw 1-48		848482-848529
Sunrise 19-24		848530-848535
Sunrise 43-48		848536-848541
Sunrise 67-96		848542-848571
Sunrise 98		848572
Sunrise 100-107		848573-848580
Sunrise 112-122		848581-848591
Sunrise 124-127		848592-848595
Sunrise 150-154		848596-848600

Property: Gold Spring Property, Stateline Mining District, Lincoln County, Nevada and Iron County, Utah

Claim Name	BLM Serial #	State	Claims
Etna 1-2	369036-369037	Utah	2
Etna 3-9	36560-369566	Utah	7
Etna 10-14	369942-369946	Utah	5
CND 8-21	369567-369580	Utah	14
GS 1-24	369581-369604	Utah	24
Grandee #2	UMC159222	Utah	1
Grandee#4	UMC159224	Utah	1
MN 21-30	849467-849476	Nevada	10
MN 31-42	849731-846742	Nevada	12
MN 43A	846743	Nevada	1
MN 44A	846744	Nevada	1
MN 45-47	846745-846747	Nevada	3
MN 108-121	846752-846765	Nevada	14
MN 130-133	846748-846751	Nevada	4
MN 181-188	846766-846773	Nevada	8
Total			107

Property: Blue Sphinx Prospect, Mineral County, Nevada

Name of Claim(s)	BLM NMC no(s)
B 1-73	845677-845749

Blue Sphinx 1	849276
Blue Sphinx 2	849277

Property: Gold Springs 2, Lincoln County, Nevada

Claim Name	BLM Serial Number
GBM 12	NMC 823995
GBM 13	NMC 823996
GBM 17	NMC 823998
GBM 18	NMC 823999
GBM 19	NMC 824000
GBM 20	NMC 824001

Property: Blackrock Mining, Lyon County, Nevada

Name	Serial number	Country document
North Como- 1	NMC 808099	240898
North Como- 2	NMC 808100	240899
North Como- 3	NMC 808101	240900
North Como- 4	NMC 808102	240901
North Como- 5	NMC 808103	240902
North Como- 6	NMC 808104	240903
North Como- 7	NMC 808105	240904
North Como- 8	NMC 808106	240905
North Como- 9	NMC 808107	240906
North Como- 10	NMC 808108	240907
North Como- 11	NMC 808109	240908
North Como- 12	NMC 808110	240909

Property: Rosebud, Pershing County, Nevada – see attached photocopies

Property: New Boston, Mineral County, Nevada -- see attached photocopies

Mining Lease and Option to Purchase Agreement
Exhibit A
Claim Map of New Boston Property and Area of Interest

Jeep 1 to Jeep 58 claims are located in Secs. 8,9,10,15,16 and 17, T 7N, R 34E, M.D.B.&M. Mineral County Nevada. The claim map is shown below in Figure 1. The area of interest is shown in Figure 2.

Figure 1 – Jeep Claim Map



Schedule A

Rosebud Claims

Rosebud 1	Rosebud 29
Rosebud 2	Rosebud 30
Rosebud 3	Rosebud 31
Rosebud 4	Rosebud 32
Rosebud 5	Rosebud 33
Rosebud 6	Rosebud 39
Rosebud 7	Rosebud 46
Rosebud 8	Rosebud 50
Rosebud 9	Rosebud 51
Rosebud 10	Rosebud 52
Rosebud 11	Rosebud 53
Rosebud 12	Rosebud 54
Rosebud 13	Rosebud 55
Rosebud 14	Rosebud 56
Rosebud 15	Rosebud 57
Rosebud 16	Rosebud 58
Rosebud 17	Rosebud 59
Rosebud 18	Rosebud 60
Rosebud 19	Rosebud 61
Rosebud 20	Rosebud 63
Rosebud 21	Rosebud 64
Rosebud 22	Rosebud 65
Rosebud 23	Rosebud 66
Rosebud 24	Rosebud 67
Rosebud 25	Rosebud 68
Rosebud 26	Rosebud 141
Rosebud 27	
Rosebud 28	


UTM NAD 27 CONUS
ZONE 11 NORTH
354,008.75 E
4,519,948.88 N
R 29E
R 30E
UTM NAD 27 CONUS
ZONE 11 NORTH
361,294.63 E
4,519,631.55 N
SEC 13
SEC 18
SEC 17
TOWNSHIP 34 NORTH
RANGE 29 EAST MDB&M
S 51° 46' 56" E
199 FEET
SEC 24
SEC 19
UTM NAD 27 CONUS
ZONE 11 NORTH
354,417.63 E
4,517,292.14 N
UTM NAD 27 CONUS
ZONE 11 NORTH
362,170.22 E
4,517,423.06 N
SEC 20
TOWNSHIP 34 NORTH
RANGE 30 EAST MDB&M

TYPICAL CLAIM



LEGEND

☐ = CORNER

● = LOCATION MONUMENT

ROSEBUD CLAIMS
ROSEBUD MINING
DISTRICT

LOCATED BY:
NEVADA EAGLE RESOURCES

DATE: NOVEMBER 2006